                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

 -------------------------------------------------------------------------------

  Distribution Date:  August 25, 2003

  (i)    Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                       $0.00
                   --------------------
                  (    $           -   , per-$1,000 original principal amount of the Notes)
                   --------------------
  (ii)   Amount of principal being paid or distributed in respect of the Class A-2
Notes:
                       $27,201,115.64
                   --------------------
                  (    $ 0.0000435      , per $1,000 original principal amount of the Notes)
                   --------------------
  (iii)  Amount of principal being paid or distributed in respect of the Class M Notes:
                       $0.00
                   --------------------
                  (    $           -   , per-$1,000 original principal amount of the Notes)
                   --------------------
  (iv)   Amount of interest being paid or distributed in respect of the Class A-1
Notes:
                       $0.00
                   --------------------
                  (    $           -   , per-$1,000 original principal amount of the Notes)
                   --------------------
  (v)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                       $2,118,025.99
                   --------------------
                  (    $ 0.0000034      , per $1,000 original principal amount of the Notes)
                   --------------------
  (vi)   (a) Amount of interest being paid or distributed in respect of the Class M Notes:
                       $134,250.00
                   --------------------
                  (    $ 0.0000045     , per $1,000 original principal amount of the Notes)
                   --------------------
         (b)  Amount of interest being paid or distributed in respect of the Class M Strip:
                       $14,250.00
                   --------------------
                  (    $ 0.0000005     , per $1,000 original principal amount of the Notes)
                   --------------------
  (vii)  Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
         (1)  Distributed to Class A-1 Noteholders:
                       $0.00
                   --------------------
                  (    $           -   , per-$1,000 original principal amount of the Notes)
                   --------------------

         (2)  Distributed to Class A-2 Noteholders:
                       $0.00
                   --------------------
                  (    $           -   , per-$1,000 original principal amount of the Notes)
                   --------------------
         (3)  (a)  Distributed to Class M Noteholders:
                       $0.00
                   --------------------
                  (    $           -   , per-$1,000 original principal amount of the Notes)
                   --------------------
              (b)  Distributed to Class M Strip:
                       $0.00
                   --------------------
                       $           -    , per-$1,000 original principal amount of the Notes)
                   --------------------
         (4)  Balance on Class A-1 Notes:
                       $0.00
                   --------------------
                  (  $             -   , per-$1,000 original principal amount of the Notes)
                   --------------------
         (5)  Balance on Class A-2 Notes:
                     $0.00
                   --------------------
                  (  $             -   , per-$1,000 original principal amount of the Notes)
                   --------------------

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                                                                          Page 2

         (6)  (a)  Balance on Class M Notes:
                     $0.00
                   --------------------
                  (  $             -   , per-$1,000 original principal amount of the Notes)
                   --------------------
              (b)  Balance on Class M Strip:
                     $0.00
                   --------------------
                  (  $             -   , per-$1,000 original principal amount of the Notes)
                   --------------------
  (viii) Payments made under the Cap Agreement on such date:     August 22, 2003
                                                             -------------------------
                  (  $0.00               with respect to the Class A-1 Notes,
                   --------------------
                  (  $0.00               with respect to the Class A-2 Notes,
                   --------------------
                  (  $0.00               with respect to the Class M Notes,
                   --------------------
  (ix)   Pool Balance at end of related Collection Period:        $563,243,561.40
                                                           ---------------------------
  (x)    After giving effect to distributions on this Distribution Date:
         (a)  (1)  Outstanding principal amount of Class A-1 Notes:        $0.00
                                                                    ----------------------
              (2)  Class A-1 Note Pool Factor:         -
                                               --------------------
         (b)  (1)  Outstanding principal amount of Class A-2 Notes:        $468,243,561.40
                                                                    ----------------------------
              (2)  Class A-2 Note Pool Factor:       0.74918970
                                               --------------------
         (c)  (1)  Outstanding principal amount of Class M Notes:       $30,000,000.00
                                                                 ----------------------------
              (2)  Class M Note Pool Factor:      1.00000000
                                             --------------------
         (d)  (1)  Outstanding principal amount of Certificates:        $65,000,000.00
                                                                 ----------------------------
              (2)  Certificate Pool Factor:       1.00000000
                                            --------------------
  (xi)   Note Interest Rate for the Notes:
         (a)  In general
              (1)  Three-Month Libor was
                      1.2800000%    for the current period
                   ---------------
              (2)  The Student Loan Rate was:    Not Applicable  (1)
                                              --------------------
         (b)  Note Interest Rate for the Class A-1 Notes:    1.5600000%     (Based on 3-Month LIBOR)
                                                          ---------------
         (c)  Note Interest Rate for the Class A-2 Notes:    1.7100000%     (Based on 3-Month LIBOR)
                                                          ---------------
         (d)  Note Interest Rate for the Class M Notes:      1.9800000%     (Based on 3-Month LIBOR)
                                                          ---------------
  (xii)  (a)  Amount of Master Servicing Fee for  related Collection Period:         $717,073.78
                                                                             -----------------------
                       $ 0.000002561   , per $1,000 original principal amount of the Class A-1 Notes.
                   --------------------
                       $ 0.000001147   , per $1,000 original principal amount of the Class A-2 Notes.
                   --------------------
                       $ 0.000023902   , per $1,000 original principal amount of the Class M Notes.
                   --------------------
  (xiii)      Amount of Administration Fee for related Collection Period:         $3,000.00
                                                                          -----------------------
                       $ 0.000000011    , per $1,000 original principal amount of the Class A-1 Notes.
                   --------------------
                       $ 0.000000005   , per $1,000 original principal amount of the Class A-2 Notes.
                   --------------------
                       $ 0.000000100   , per $1,000 original principal amount of the Class M Notes.
                   --------------------
  (xiv)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      ($574,510.59)
                                                                                               -------------------
         (b)  Delinquent Contracts                       # Disb.      %               $ Amount             %
                                                         ------       -               --------             -
              30-60 Days Delinquent                      1,236       2.40%           $13,430,923         2.83%
              61-90 Days Delinquent                        561       1.09%           $ 6,091,104         1.28%
              91-120 Days Delinquent                       291       0.56%           $ 2,976,439         0.63%
              More than 120 Days Delinquent                624       1.21%           $ 7,009,345         1.48%
              Claims Filed Awaiting Payment                180       0.35%           $ 1,530,204         0.32%
                                                       -------       ----           ------------       -------
                 TOTAL                                   2,892       5.60%           $31,038,015         6.54%
  (xv)   Amount in the Prefunding Account:        $0.00
                                           --------------------
  (xvi)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
              Subsequent Pool Student Loans:        0.00

      (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.


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